Exhibit 10.1

PORTFOLIO PURCHASE AGREEMENT

THIS PORTFOLIO PURCHASE AGREEMENT (this “Agreement”), is dated and effective November 1, 2023, between GREYSTONE HOUSING IMPACT INVESTORS LP f/k/a America First Multifamily Investors, L.P., a Delaware limited partnership, as sponsor (the “Sponsor”), ATAX TEBS Holdings, LLC, a Delaware limited liability company (“Holdings”), ATAX TEBS II, LLC a Delaware limited liability company (“TEBS II”), ATAX TEBS III, LLC a Delaware limited liability company (“TEBS III”), ATAX TEBS IV, LLC a Delaware limited liability company (“TEBS IV” and together with TEBS II and TEBS III, the “Sellers”), and THE PUBLIC FINANCE AUTHORITY, a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin (the “Purchaser”).

RECITALS

Sponsor is the sole owner of all of the membership interests in Holdings and will gain significant economic benefit from the consummation of the transactions set forth herein.

Holdings is the sole owner of all of the membership interests in each of the Sellers and will gain significant economic benefit from the consummation of the transactions set forth herein.

TEBS II is the owner of the Series M-031 securities set forth on Schedule I (the “M31 Assets”). TEBS III is the owner of the Series M-033 securities set forth on Schedule I (the “M33 Assets”). TEBS IV is the owner of the Series M-045 securities set forth on Schedule I (the “M45 Assets”).

The Sponsor, Holdings and Sellers desire that Sellers sell, assign, transfer and otherwise convey the Portfolio Assets to the Purchaser, and the Purchaser desires to purchase the Portfolio Assets from the Sellers, on the terms and conditions set forth in this Agreement.

The Purchaser intends to issue its Affordable Housing Multifamily Certificates Series 2023-1 Class B-1 Certificates and Series 2023-1 Class B-2 Certificates (collectively, the “Certificates”) that are payable solely from the payments received with respect to the Portfolio Assets and to deposit the Portfolio Assets with Wilmington Trust, National Association as trustee for the Purchaser (in such capacity, the “Trustee”), to provide security for the payment of the Certificates.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereto hereby agrees as follows:

Section 1.
Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement.

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“Administration Agreement” means the Administration Agreement dated the date hereof by and among Greystone Housing Impact Investors LP, the Purchaser, and the Trustee.

“Affected Assets” means, with respect to TEBS II, the M31 Assets, with respect to TEBS III, the M33 Assets, and with respect to TEBS IV, the M45 Assets.

“Closing Date” means November 1, 2023.

“Indemnification Agreement” means the Indemnification Agreement dated the date hereof between the Sponsor, as indemnitor, and the Purchaser, on behalf of itself and the Authority Indemnified Parties, as indemnitees.

“Portfolio Purchase Price” means $82,000,497.

“Purchased Assets” has the meaning set forth in Section 2 of this Agreement.

“Transaction” means the purchase and sale of the Purchased Assets as set forth herein and all other transactions among the parties contemplated herein.

“Trust Agreement” means that certain Trust Agreement dated the Closing Date and entered into by the Trustee and the Purchaser.

“Trustee” means Wilmington Trust, National Association, as trustee under the Trust Agreement.

“UCC” means the Uniform Commercial Code as in effect in the relevant state from time to time.

Section 2.
Agreement to Purchase.
(a)
In consideration of receipt by the Sellers and the Sponsor on the Closing Date of the full Portfolio Purchase Price, and subject to the terms and conditions set forth in this Agreement, including the satisfaction of the closing conditions set forth in Section 9, the Sellers hereby sell, assign, transfer and otherwise convey, without recourse (except as specified herein), all the right, title and interest of each of the Sellers with respect to the Purchased Assets from and after the Closing Date and in and to the following property whether now owned or existing or hereafter acquired or arising: (i) the Purchased Assets, including all rights to payment in respect thereof, (ii) all interest and principal received or receivable by the Sellers on or with respect to the Purchased Assets after the Closing Date, (iii) all of the Sellers’ right, title and interest in and to the proceeds of and any reserve or other comparable accounts related to the Purchased Assets, and (iv) any other documents related thereto (the “Purchased Assets”), to the Purchaser, and the Purchaser hereby purchases, the Purchased Assets. The purchase and sale of the Purchased Assets shall take place on the Closing Date.
(b)
On the Closing Date, the Purchaser shall pay the Sellers for the Purchased Assets by causing the Trustee to deliver to the Sponsor, on behalf of the Sellers, (i) the sum of $61,500,000 in cash and (ii) the Class B-2 Certificates (collectively, the “Purchase

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Price”). The Seller agrees that upon receiving delivery of such amounts and the Class B-2 Certificates the Purchase Price shall be paid in full.
Section 3.
Additional Provisions Relating to the Conveyance of the Purchased Assets.
(a)
On the Closing Date:
(i)
TEBS II shall deliver the definitive, physical securities representing the M31 Assets, and all other instruments, certificates and documentation required to direct Freddie Mac as Administrator to re-register the M31 Assets to the Trustee.
(ii)
TEBS III shall deliver the definitive, physical securities representing the M33 Assets, and all other instruments, certificates and documentation required to direct Freddie Mac as Administrator to re-register the M33 Assets to the Trustee.
(iii)
TEBS IV shall deliver the definitive, physical securities representing the M45 Assets, and all other instruments, certificates and documentation required to direct Freddie Mac as Administrator to re-register the M45 Assets to the Trustee.
(b)
Furthermore, it is the express intent of the parties hereto that the conveyance of the Purchased Assets by the Sellers to the Purchaser on the Closing Date as provided in this Agreement is absolute and unconditional, shall be, and shall be construed as, a sale of the Purchased Assets by the Sellers to the Purchaser and not a pledge of the Purchased Assets by the Sellers to the Purchaser to secure a debt or other obligation of the Sellers and shall not constitute a loan for federal and relevant state tax, bankruptcy and other purposes. Accordingly, from and after payment of the Portfolio Purchase Price for the Purchased Assets on the Closing Date stated herein, the Sellers shall have no right, title or interest, in or to, or duties or obligations with respect to, the Purchased Assets, and the parties intend that in the event of a bankruptcy of any one of the Sellers, none of the Purchased Assets shall be included in such Seller’s bankruptcy estate. However, if, notwithstanding the intent of the parties, the Purchased Assets are held to be property of the Sponsor or one or more of the Sellers or if for any reason this Agreement is held or deemed to create a security interest in the Purchased Assets, then on and after the Closing Date:
(i)
this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the UCC;
(ii)
the conveyance provided for in this Agreement shall hereby grant from the Sellers to the Purchaser, and each Seller hereby grants to the Purchaser, a security interest in and to all of such Seller’s right, title, and interest, whether now owned or hereafter acquired, in and to the Purchased Assets and all proceeds thereof;
(iii)
the possession by the Purchaser or the Trustee of the Purchased Assets and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a Person designated by him or

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her, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Sections 9-306, 9-313 and 9‑314 thereof) as in effect in the relevant jurisdiction;
(iv)
notifications to Persons holding such property, and acknowledgments, receipts, confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for (as applicable), the Purchaser or the Trustee for the purpose of perfecting such security interest under the UCC; and
(v)
each Seller at the direction of the Purchaser or the Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that such security interest is a perfected security interest of first priority under applicable law and will be maintained as such. In connection herewith, the Purchaser and the Trustee shall have all of the rights and remedies of a secured party and creditor under the UCC as in effect in the relevant jurisdiction and may execute and file such UCC financing statements as may be reasonably necessary or appropriate to accomplish the foregoing.
(c)
Not more than 60 days following the Closing Date, the Sponsor and the Sellers shall deliver, or cause to be delivered, to the Trustee, new definitive physical certificates evidencing the Trustee’s ownership of the Purchased Assets issued by Freddie Mac.
Section 4.
Representations and Covenants of the Sellers.
(a)
Each of the Sellers, as of the date hereof, hereby represents to the Purchaser that on and as of the Closing Date:
(i)
the Seller is a duly organized, validly existing Delaware limited liability company;
(ii)
the execution and delivery of this Agreement by the Seller, the consummation by the Seller of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the organizational documents of the Seller, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Seller or its interests, (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Seller is a party or by which it is bound, or (4) the terms and provisions of the Affected Asset, or the rules and regulations of the issuer prohibiting or restricting the transfer of the Affected Asset, if any, with respect thereto;
(iii)
the Seller has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized

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the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, and by the exercise of judicial discretion in appropriate cases;
(v)
the Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation will affect materially and adversely the ability of the Seller to perform its obligations under this Agreement;
(vi)
to the Seller’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Seller before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Seller from entering into this Agreement or could reasonably be expected to adversely affect the purchase of the Affected Asset by the Purchaser or the execution of, delivery by, or enforceability of this Agreement, against the Seller;
(vii)
no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Seller’s execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given or (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller of its obligations under this Agreement or the Purchaser’s right to transfer and assign the Affected Asset pursuant to the Trust Agreement or its right to receive Distributions with respect to the Affected Asset;
(viii)
the Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Affected Asset or the consummation of any of the other transactions contemplated hereby; and
(ix)
immediately prior to the sale to the Purchaser, the Seller is the legal, beneficial and equitable owner of the entire ownership interest in the Affected Asset and the other related Purchased Assets, free and clear of all liens and encumbrances,

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participation interests, rights to purchase, rights of first refusal and adverse claims and any and all other claims of any kind whatsoever.
(b)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Purchaser, the value of the Purchased Assets or the interests in the Purchased Assets transferred hereby, the party discovering such breach shall give prompt written notice of such breach to the other party.
(c)
The Seller has delivered, or caused to be delivered, the Affected Asset to the Trustee such that the Trustee has good and clear title to the Affected Asset.
(d)
With respect to any representation or warranty in this Agreement that is qualified by the words “to Seller’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for managing, administering and transferring the Affected Asset on behalf of the Seller, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 5.
Representations of Sponsor.
(a)
The Sponsor, as of the date hereof, hereby represents to the Purchaser that on and as of the Closing Date:
(i)
the Sponsor is a duly organized, validly existing Delaware limited partnership;
(ii)
the execution and delivery of this Agreement by the Sponsor, the consummation by the Sponsor of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Sponsor, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the organizational documents of the Sponsor, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Sponsor or its interests, (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Sponsor is a party or by which it is bound, or (4) the terms and provisions of the Purchased Assets, or the rules and regulations of the issuer prohibiting or restricting the transfer of the Purchased Assets, if any, with respect thereto;
(iii)
the Sponsor has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

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(iv)
this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, and by the exercise of judicial discretion in appropriate cases;
(v)
the Sponsor is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation will affect materially and adversely the ability of the Sponsor to perform its obligations under this Agreement;
(vi)
to the Sponsor’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Sponsor before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Sponsor from entering into this Agreement or could reasonably be expected to adversely affect the purchase of the Purchased Assets by the Purchaser or the execution of, delivery by, or enforceability of this Agreement, against the Sponsor;
(vii)
no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Sponsor’s execution, delivery and performance of or compliance by the Sponsor with this Agreement, or the consummation by the Sponsor of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given or (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Sponsor of its obligations under this Agreement or the Purchaser’s right to transfer and assign the Purchased Assets pursuant to the Trust Agreement or its right to receive Distributions with respect to the Purchased Assets; and
(viii)
the Sponsor has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Purchased Assets or the consummation of any of the other transactions contemplated hereby.
(b)
The Sponsor covenants and agrees that it will use all or substantially all of the proceeds from the sale of the Purchased Assets to the Purchaser to promote the availability of affordable multifamily housing projects in the United States by investing in debt and equity securities and other investments that are tied to existing affordable multifamily housing and other similar multifamily assets.

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(c)
The Sponsor covenants and agrees that it will defend, indemnify and hold harmless the Purchaser and the Issuer Indemnified Parties as provided in the Indemnification Agreement. Sponsor shall indemnify the Trustee as provided in the Indemnification Agreement between the Sponsor and the Trustee.
(d)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Purchaser, the value of the Purchased Assets or the interests in the Purchased Assets transferred hereby, the party discovering such breach shall give prompt written notice of such breach to the other party.
(e)
With respect to any representation or warranty in this Agreement that is qualified by the words “to Sponsor’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Sponsor directly responsible for managing, administering and transferring the Purchased Assets on behalf of the Sponsor, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 6.
Representations of the Purchaser.
(a)
The Purchaser, as of the date hereof, hereby represents to the Sellers and Sponsor that:
(i)
the Purchaser is a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin;
(ii)
the execution and delivery of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the Joint Exercise Agreement and by‑laws of the Purchaser, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, State of Wisconsin, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Purchaser or its interests, or (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Purchaser is a party or by which it is bound except where such breach, violation, or default would not have a material adverse effect on the performance by the Purchaser of its obligations under this Agreement;
(iii)
the Purchaser has the full power and authority to purchase the Purchased Assets from the Sellers and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and

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performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
this Agreement, assuming due authorization, execution and delivery by the Sellers and Sponsor, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, by the exercise of judicial discretion in appropriate cases, and by the limitation on legal and equitable remedies against joint powers commissions or governmental units of the State of Wisconsin;
(v)
to the Purchaser’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Purchaser before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Purchaser from entering into this Agreement or could reasonably be expected to adversely affect the purchase of the Purchased Assets by the Purchaser or the execution or delivery by, or enforceability of this Agreement against, the Purchaser;
(vi)
no consent, approval, authorization or order of, registration or filing with, or notice to, any Wisconsin governmental authority or court is required, under federal or Wisconsin law, for the Purchaser’s execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement;
(vii)
the Purchaser has sought and obtained financial, legal (including securities law), tax, accounting and other advice (including as it relates to structure, timing, terms and similar matters and compliance with legal requirements applicable to the Purchaser) with respect to the Purchased Assets from its own advisors (and not from the Sellers or Sponsor); and
(viii)
the Sellers and Sponsor have provided Purchaser all information and documentation that has been requested by the Purchaser in order for the Purchaser to conduct its own investigation to the extent it deemed necessary. The Purchaser has been offered an opportunity to have made available to it any and all such information it might request regarding the Purchased Assets and the collateral for the Purchased Assets. The Purchaser is not relying on any other party or person, other than the Sellers or Sponsor, to undertake the furnishing or verification of information related to the Purchased Assets.

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(b)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Sellers or Sponsor, the party discovering such breach shall give prompt written notice of such breach to the Sellers and Sponsor.
(c)
With respect to any representation or warranty in this Agreement that is qualified by the words “to Purchaser’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the individual officers and employees of the Purchaser directly responsible on behalf of the Purchaser for the Purchaser’s representations and covenants herein and its participation in the transactions contemplated by this Agreement, managing, administering and receiving the Purchased Assets on behalf of the Purchaser, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 7.
Relationship Among Parties to this Agreement. Each party will be deemed to represent to the other party as of the date hereof and on the Closing Date that:
(a)
It is acting for its own account, and it has made its own independent decisions to enter into this Agreement, including the Transaction and as to whether such Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party (or any affiliate thereof) as investment advice or as a recommendation to enter into any Transaction; it being understood that information and explanations related to the terms and conditions of any Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party (or any affiliate thereof) shall be deemed to be an assurance or guarantee as to the expected results of any Transaction.
(b)
It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.
(c)
The other Party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.
Section 8.
Closing.
(a)
The closing of the purchase and sale of the Purchased Assets (the “Closing”) shall be held via conference call to be arranged by the parties on the Closing Date.
(b)
The Closing shall be subject to each of the following conditions:
(i)
all of the representations and warranties of the Sellers, the Sponsor and the Purchaser specified herein shall be true and correct as of the Closing Date;

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(ii)
no default or Event of Default (or an event which, with notice or the lapse of time, or both, would constitute a default) shall exist with respect to any Portfolio Asset;
(iii)
all documents specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser and other documents to be delivered by or on behalf of the Sellers, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;
(iv)
the Sellers shall have delivered and released to the Purchaser or the Trustee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2 and Section 3;
(v)
all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Sellers and the Sponsor shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;
(vi)
the sale of the Certificates shall have been completed to Purchaser’s satisfaction and Purchaser shall have received net proceeds from such sale sufficient to pay the Portfolio Purchase Price; and
(vii)
the Sellers shall have received the Portfolio Purchase Price.
(c)
Each of the parties agree to use their reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Purchased Assets on the Closing Date.
Section 9.
Documents to Be Delivered at Closing. The following documents shall be delivered on the Closing Date:
(a)
This Agreement duly executed and delivered by the Sellers, the Sponsor and the Purchaser;
(b)
The Indemnification Agreement duly executed and delivered by the Sponsor and the Administrator;
(c)
The Administration Agreement duly executed and delivered by the Administrator, the Purchaser and the Trustee;
(d)
An opinion from counsel to the Purchaser addressed to the Trustee, the Sellers, and the Sponsor in substantially the form of Exhibit A hereto;
(e)
An opinion from counsel to the Sellers and the Sponsor addressed to the Trustee and the Purchaser in substantially the form of Exhibit B hereto;

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(f)
Delivery of Seller’s Closing Certificate in substantially the form of Exhibit C hereto;
(g)
Delivery of Sponsor’s Closing Certificate in substantially the form of Exhibit D hereto;
(h)
Delivery of Purchaser’s Closing Certificate in substantially the form of Exhibit E hereto; and
(i)
Delivery of such additional certificates, opinions and documents as the Purchaser, the Sponsor, and the Sellers may reasonably request.
Section 10.
Costs. All of the costs and expenses, if any, of either party incurred in connection with the Transactions shall be paid on the Closing Date from proceeds of the Certificates held by the Trustee.
Section 11.
Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by email (or any other type of electronic transmission agreed upon by the parties), at the following address or such other address as may hereafter be specified by such party.

To the Purchaser:	Public Finance Authority Suite 900 22 East Mifflin Street Madison, Wisconsin 53703 Attention: Michael LaPierre and Scott Carper E-mail: mlapierre@pfauthority.org and scarper@pfauthority.org

To the Sponsor:	Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

with copies to:	Kutak Rock LLP 1650 Farnam Street Omaha, Nebraska 68130 Attention: Conal Hession Email: conal.hession@kutakrock.com

To Holdings:	ATAX TEBS Holdings, LLC c/o Greystone Housing Impact Investors LP

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14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS II:	ATAX TEBS II, LLC c/o Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS III:

ATAX TEBS III, LLC

c/o Greystone Housing Impact Investors LP

14301 FNB Parkway

Suite 211

Omaha, Nebraska 68154

Attention: Jesse A. Coury and Andy Grier

Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS IV:	ATAX TEBS IV, LLC c/o Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

Section 12.
Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Sellers, the Sponsor, or the Purchaser submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Purchased Assets by the Sellers to the Purchaser or its designee.
Section 13.
Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render

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unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.
Section 14.
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.
Section 15.
Governing Law, Venue and Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF WISCONSIN, EXCLUDING CONFLICTS OF LAWS PROVISIONS. FOR PURPOSES OF ANY SUIT, ACTION OR PROCEEDING INVOLVING THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF SUCH SUIT, ACTION OR PROCEEDING, EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN DANE COUNTY, WISCONSIN. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN SUCH STATE OR UNITED STATES FEDERAL COURT AND FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
Section 16.
Further Assurances. The Parties agree (in the case of the Purchaser subject to Section 10.22 of the Trust Agreement, which is hereby incorporated by this reference), to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
Section 17.
Remedies. All rights and remedies herein given or granted to any party hereunder are cumulative, nonexclusive and in addition to any and all rights and remedies that may have been or may be given by reason of any law, statute, ordinance or otherwise.
Section 18.
Successors and Assigns. The rights and obligations of the Sellers or the Sponsor under this Agreement shall not be assigned by the Sellers or the Sponsor without the prior written consent of the Purchaser, except that any Person into which the Sellers or the Sponsor may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which any of the Sellers or the Sponsor are a party, or any Person succeeding to all or substantially all of the business of the Sellers or the Sponsor, shall be the successor to the Sellers or the Sponsor, as applicable, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Sellers, the Sponsor and the Purchaser, and their permitted successors and assigns.

4887-1021-0671.6

Section 19.
Amendments. No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.
Section 20.
Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.
Section 21.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of Page Intentionally Left Blank]

4887-1021-0671.6

IN WITNESS WHEREOF, the Sellers, the Sponsor, and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

GREYSTONE HOUSING IMPACT INVESTORS LP, as Sponsor

By: /s/ Jesse A. Coury

Name:Jesse A. Coury

Title: CFO

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

ATAX TEBS HOLDINGS, LLC, Holdings

By:/s/ Jesse A. Coury

Name:Jesse A. Coury

Title:Chief Financial Officer

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

ATAX TEBS II, LLC, as Seller 2

By:/s/ Jesse A. Coury

Name:Jesse A. Coury

Title:CFO

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

ATAX TEBS III, LLC, as Seller 3

By:/s/ Jesse A. Coury

Name:Jesse A. Coury

Title:CFO

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

ATAX TEBS IV, LLC, as Seller 4

By:/s/ Jesse A. Coury

Name:Jesse A. Coury

Title:CFO

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

Public FINANCE AUTHORITY, as Purchaser

By:/s/ Ann Marie Austin

Name: Ann Marie Austin

Title: Assistant Secretary

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

EXHIBIT A

[FORM OF PURCHASER’S COUNSEL OPINION]

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

EXHIBIT B

[FORM OF Sponsor and SELLERS’ COUNSEL OPINION]

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

EXHIBIT C

FORM OF SELLER’S CLOSING CERTIFICATE

Not Applicable

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

EXHIBIT D

FORM OF Sponsor’S CLOSING CERTIFICATE

CLOSING CERTIFICATE OF GREYSTONE HOUSING IMPACT INVESTORS LP

Regarding

61,500,000 Public Finance Authority Affordable Housing Multifamily Certificates Series 2023 Class B-1 Certificates	20,500,497 Public Finance Authority Affordable Housing Multifamily Certificates Series 2023 Class B-2 Certificates

Greystone Housing Impact Investors LP, a Delaware limited partnership (“Greystone”), through an undersigned duly authorized officer, is providing this certificate on this November 1, 2023 (the “Closing Date”), in connection with its execution and delivery of the following documents (the “Sponsor Documents”):

A.
the Portfolio Purchase Agreement dated the Closing Date between the Authority, Greystone, ATAX TEBS II, LLC, ATAX TEBS III, LLC and ATAX TEBS IV, LLC;
B.
the Administration Agreement dated the Closing Date among the Authority, Greystone and the Trustee;
C.
the Certificate Purchase Agreement dated the Closing Date, by and between the Authority, Jefferies and Greystone;
D.
the Indemnification Agreement dated the Closing Date between Greystone and the Authority;
E.
the Indemnification Agreement dated the Closing Date between Greystone and Jefferies;
F.
the Indemnification Agreement dated the Closing Date between Greystone and the Trustee;
G.
any other agreement executed and delivered by Greystone in connection with the Trust and relating to the Certificates.

All capitalized terms used herein, unless defined herein, have the same meaning as ascribed to such terms in the Trust Indenture.

(Closing Certificate of Greystone – Greystone 2023)

4873-9380-7498.4

Greystone hereby certifies that:

(1)
Greystone is a limited partnership duly formed and organized, validly existing and in good standing under the laws of the State of Delaware. Greystone has full power and authority to enter into, execute and deliver, and to perform at all times all of its covenants, undertakings and agreements contained in the Sponsor Documents.
(2)
ATAX TEBS II, LLC, ATAX TEBS III, LLC and ATAX TEBS IV, LLC (the “Sellers”) are wholly owned subsidiaries of ATAX TEBS Holdings, LLC, a Delaware limited liability company (“Holdings”). Holdings is a wholly owned subsidiary of the Sponsor. The Sellers, Holdings and the Sponsor are referred to herein as the “Greystone Entities”).
(3)
Each of the Sellers is a limited liability company duly formed and organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Sellers has full power and authority to enter into, execute and deliver, and to perform at all times all of its covenants, undertakings and agreements contained in the Sponsor Documents.
(4)
The issuance of the Certificates and the execution, delivery and performance of the Sponsor Documents executed and delivered in connection with such Certificates are not in contravention with, and will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, Greystone’s organizational documents (including without limitation its Certificate of Limited Partnership or its Agreement of Limited Partnership) or any trust agreement, mortgage, deed of trust or other agreement or instrument to which Greystone is a party or by which it or its property is bound or any order of any court or administrative agency entered in any proceeding to which Greystone is a party or by which it or its property is bound or to which it or its property is subject.
(5)
The issuance of the Certificates and the execution, delivery and performance of the Sponsor Documents executed and delivered in connection with such Certificates are not in contravention with, and will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Sellers’ organizational documents (including without limitation each Seller’s Certificate of Formation and Operating Agreement) or any trust agreement, mortgage, deed of trust or other agreement or instrument to which the Seller is a party or by which it or its property is bound or any order of any court or administrative agency entered in any proceeding to which the Seller is a party or by which it or its property is bound or to which it or its property is subject.
(6)
The Sponsor Documents have been duly authorized by all necessary action by the Greystone Entities and have been duly executed and delivered, and constitute the valid and binding obligations of the Greystone Entities, enforceable against the Greystone Entities in accordance with their respective terms. You are advised that the enforceability of the Sponsor Documents may be limited by (a) future proceedings under applicable bankruptcy, reorganization, insolvency, moratorium, receivership, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies generally as they may be applied in connection with the bankruptcy,

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

reorganization, insolvency, moratorium, receivership or similar event with respect to the Greystone Entities or (b) principles of equity.
(7)
As of this date, there is no action, suit, proceeding, or investigation at law or equity before or by any court, public board or body pending, or, to the best of my knowledge, threatened against or affecting the Greystone Entities, or contesting the validity of the Sponsor Documents, wherein an unfavorable decision, ruling, or finding would adversely affect the ability of the Greystone Entities to honor their obligations under the Sponsor Documents.
(8)
The undersigned is not aware of the occurrence and continuation to date of any action or failure to act which constitutes or would, with the giving of notice, the passage of time or otherwise, constitute an event of default pursuant to or breach of any covenant set forth in the Sponsor Documents.
(9)
The representations and warranties contained in the Sponsor Documents are true and correct as of the date hereof.
(10)
The Greystone Entities are not in breach of any covenant under any Sponsor Document.
(11)
All conditions precedent provided in each Sponsor Document relating to the initial execution, authentication and delivery of the related Certificates have been complied with.
(12)
Attached hereto as Exhibit A is a true, correct and complete copy of the Certificate of Limited Partnership of Greystone, which is in full force and effect on the date hereof and has not been amended, modified, revoked or rescinded as of the date hereof.
(13)
Attached hereto as Exhibit B is a true, correct and complete copy of the Limited Partnership Agreement of Greystone, which is in full force and effect on the date hereof and has not been amended, modified, revoked or rescinded as of the date hereof.
(14)
Attached hereto as Exhibit C is a Certificate of Good Standing for Greystone issued by the State of Delaware.

[Reminder of Page Intentionally Left Blank]

[Signature Page to Portfolio Purchase Agreement]

4887-1021-0671.6

In Witness Whereof, Greystone has caused this instrument to be duly executed as of the date first set forth above.

GREYSTONE HOUSING IMPACT INVESTORS LP, a Delaware Limited Partnership

By:

Name:

Title:

(Signature Page - Closing Certificate of Greystone – Greystone 2023)

4873-9380-7498.4

EXHIBIT E

FORM OF PURCHASER’S CLOSING CERTIFICATE

Public Finance Affordable Housing Multifamily Certificates

$61,500,000 Series 2023-1 Class B-1
and
$20,500,497 Series 2023-1 Class B-2
(collectively, the “Certificates”)

ISSUER’S CLOSING CERTIFICATE

November 1, 2023

The undersigned Assistant Secretary of the Public Finance Authority (the “Authority”), a body corporate and politic of the State of Wisconsin created pursuant to the provisions of Sections 66.0301, 66.0303 and 66.0304 (in each case as amended) of the Wisconsin Statutes (the “Act”), hereby certifies as of the date of this Certificate in connection with the issuance of the above captioned Certificates that:

1.
Attached hereto as EXHIBIT A is a full, true and correct copy of the Amended and Restated Joint Exercise of Powers Agreement Relating to the Public Finance Authority dated as of September 28, 2010 (the “Joint Exercise Agreement”) forming the Authority. The Joint Exercise Agreement has not been amended, modified or superseded in any manner since the date aforesaid, and as of the date of this Certificate is in full force and effect.
2.
Attached hereto as EXHIBIT B is a full, true and correct copy of the Bylaws of the Authority (“Bylaws”), which have not been modified, amended or repealed since a date prior to the date that the Certificate Resolution (hereinafter defined) was adopted, and which are in full force and effect as of the date of this Certificate.
3.
The following are, as of the date hereof, the duly appointed, qualified and acting members of the Board of Directors of the Authority (the “Governing Body”):

Name	Title
William Kacvinsky	Chair
Jerome Wehrle	Vice Chair
Heidi Dombrowski	Treasurer
Michael Gillespie	Secretary
Del Twidt	Director

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Brian Dehner	Director
John West	Director

4.
The following are, as of the date hereof, the duly appointed, qualified and acting officers of the Authority who are not members of the Governing Body:

Name	Title
Mark D. O’Connell	Assistant Secretary
Lynda Bradstreet	Assistant Secretary
Michael Lamont	Assistant Secretary
Ann Marie Austin	Assistant Secretary
Amity A. Dias	Assistant Secretary
5.
Attached hereto as EXHIBIT C is a full, true and correct copy of Resolution No. 23-37A (the “Certificate Resolution”) adopted at a meeting of the Governing Body held on July 19, 2023 (the “Meeting”). All members of the Governing Body had due notice of the Meeting. The Meeting was a regular meeting of the Governing Body held in open session in compliance with Subchapter V of Chapter 19 of the Wisconsin Statutes and any other applicable local rules and state statutes. Notice of and an agenda for the Meeting was posted at the offices of the Wisconsin Counties Association and in two or more public places in the State of Wisconsin, and a copy thereof was furnished to the Wisconsin State Journal, the Authority’s designated official newspaper for the publication of legal notices, not less than 24 hours prior to the Meeting, and, as of the date thereof, no media had requested notice of meetings of the Authority. At the Meeting, a proper quorum of the Governing Body was present for consideration of the Certificate Resolution and the presiding officer of the Meeting declared the Certificate Resolution adopted after an affirmative vote of a majority of a quorum of the members of the Governing Body.
6.
The Certificate Resolution has not been amended, modified or superseded in any manner since the date of its approval, and is in full force and effect as of the date hereof.
7.
He or she, together with the other officers and directors of the Authority identified in Sections 3 and 4 of this Certificate (sometimes collectively referred to herein as the “Authorized Signatories”) is, pursuant to the Certificate Resolution, authorized by the Governing Body to execute, on behalf of the Authority, various instruments, documents, and certificates, including, without limitation, (i) the Certificates; (ii) the Trust Agreement (the “Trust Agreement”) by and between the Authority and Wilmington Trust, National Association, as trustee (the “Trustee”); (iii) the Portfolio Purchase Agreement by and between the Authority, ATAX TEBS II, LLC a Delaware limited liability company, ATAX TEBS III, LLC a Delaware limited liability company, and ATAX TEBS IV, LLC a Delaware limited liability company (collectively, the “Sellers”), ATAX TEBS Holdings, LLC (“Holdings”), as the owner of the Sellers, and Greystone Housing Impact Investors LP (“GHI”), as the owner of Holdings; (iv) the Certificate Purchase Agreement between the Authority and Jefferies, as initial purchaser (“Jefferies”); (v) the Administration Agreement between and among the Authority, the Trustee, and GHI, as Administrator; (vi) this Certificate,

2

and (vii) such other documents and instruments as are identified or referred to in the Certificate Resolution and to which the Authority is a party or signatory (collectively, for purposes of this Certificate, the “Authority Documents”).
8.
True and correct specimen signatures of the Authorized Signatories are set forth on SCHEDULE A to this Closing Certificate.
9.
Attached hereto as EXHIBIT D is a true, correct and complete copy of the DTC Blanket Issuer Letter of Representations dated December 14, 2018, relating to the Authority’s compliance with the requirements of the DTC’s Operational Arrangements (as amended from time to time).
10.
The Authority has fulfilled or performed each of its obligations contained in the Authority Documents required to be fulfilled or performed by it as of the date hereof.
11.
The representations made by the Authority in the Authority Documents are true and correct in all material respects on the date hereof, with the same effect as if made on and with respect to the facts as of the date hereof.
12.
Capitalized terms not otherwise defined in this Certificate shall have the meanings ascribed thereto in the Trust Agreement.

[SIGNATURE PAGE FOLLOWS]

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Dated as of the date first written above.

PUBLIC FINANCE AUTHORITY

By: /s/ Ann Marie Austin

Name: Ann Marie Austin

Title: Assistant Secretary

Signature Page to Issuer Closing Certificate